 February 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients and Clinics

 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   Safe Harbor Statement  2

STRATA Investment Highlights



Excimer Laser Technology for Dermatology Indications

Psoriasis, Vitiligo, Eczema, Atopic Dermatitis and Leukoderma

Large Market Opportunity

Over 35 Million available patients in the United States alone

Proven Strategy and Unique Business Model

Best in class XTRAC® and VTRAC® Excimer Laser technologies

Features stable base of recurring revenue

Patient generation to dermatology practices using DTC techniques

Seasoned Management Team – with Deep Domain Knowledge

Dr. Dolev Rafaeli, CEO returns with the Accelmed transaction

STRATA
SKIN SCIENCES
3

XTRAC Revenue Growth Strategy


Clinic Appointments
DTC Appointments
RDX
Treatment
8n6 Protocol
Fee Per Use
INTEREST CREATION
ASSIGNING A DOCTOR
PARTNER PATIENT APPOINTMENT
TREATMENT
WIN WIN WIN
DOCTOR PATIENT STRATA
(AND PAYER)
DTC ADVERTISING
IN-HOUSE CALL CENTER
INSURANCE ADVOCACY
VERIFY APPOINTMENT
Prescription of treatment
VERIFY XTRAC TREATMENT
REOCCURRENCE

*RDX – Reimbursement Database XTRAC (proprietary system)

STRATA SKIN SCIENCES

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 XTRAC DTC Advertising  5

 Lead Generation is a Business Driver  Patient leads in one quarterLeads turn into appointmentsAppointments lead to XTRAC partner revenueOther revenue for the partner clinicRevenue for STRATA  6  NYC, NJ, Long Island

 DTC Results – Lead generation – by quarter 2017 and 2018  7

The Market Opportunity

XTRAC cleared in four indications

- Psoriasis
- Vitiligo
- Eczema and Atopic Dermatitis
- Leukoderma

Over 35 million domestic patients

3 CPT codes ($150 - $250 based on BSA)

- $170 average reimbursement rate per treatment
- Clinical Protocol – 6.2 treatments to PASI 75
- Average of 23 treatments per patient lifetime
- Patient Life Time Value ~ $4,000
- Codes 96920, 96921, 96922

Plaque Psoriasis



Vitiligo



Erythrodermic Psoriasis




Plaque Psoriasis

STRATA SKIN SCIENCES

PASI - A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis.
BSA = Body Surface Area affected

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Excimer Laser Technology - XTRAC® / VTRAC®

Technology

- XTRAC excimer laser uses highly targeted (308nm) beam of UVB light to treat affected skin area without damaging surrounding tissue
- VTRAC is a lamp based 308nm laser
- Treatment avoids side effects, cost of biologics and messy topicals

Treatments are safe and efficacious

- Multiple FDA 510(k) and other international clearances
- Over 500,000 patients treated
- Over 2,000 devices installed base WW

Compelling partner clinic economics

- XTRAC DTC provides a significant revenue source
- Halo effect of XTRAC DTC marketing platform
- Center of Excellence partner clinic revenue approx. $500,000/year
- Charge revenue on a per-use basis



STRATA
SKIN SCIENCES

9

 How XTRAC Works - Psoriasis  After 4 tx  After 2 tx  Baseline  Beam of UVB light applied to the affected area  UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Promotes immunosuppression   Induces alterations in cytokine profile  140+ peer reviewed published clinical studies  10

 How XTRAC Works - Vitiligo  11  Long-term skin condition characterized by patches of skin losing its pigment Disease is believed to be due to genetic susceptibility where the autoimmune disease is then triggeredPotentially the immune system is attacking and destroying melanocytes of the skinLife-altering disease that leads to low self esteem UVB light reduces the immune system’s attack on the melanocytes and enhances the migration and proliferation of melanocytes resulting in re-pigmentation  EXCLUSIVE LICENSE FOR TREATMENT USING EXCIMER LASER

 Domestic Market: Installed Base  Overview  750 Partner XTRAC  138 sold XTRAC  4 Regions  22 Sales Territories  15 Field Service Techs  In-house call center to qualify leadsOnly one competitor in U.S.  12  Territories color coded

 International Market: Installed Base     OUS sales are through distribution with no current recurring revenue model appliedMajor Markets – China, Japan, Saudi Arabia, South KoreaInsurance covered in most marketsUsage/device higher than domestic market – untapped potential in U.S.Over 1,200 OUS devices sold and in service  Strategic Growth Target  13

Turnaround Strategy

DOMESTIC MARKET

Rebuild XTRAC **value proposition** for partner dermatologists

- **DTC is a revenue driver**: Online and offline advertisement, in-house call center
- **Patient Communication**: For both referrals and enrollment patients
- **Practice Development Programs**: increase prescriptions for XTRAC
- **Optimize Clinical Outcomes**: Deploy Education for High Dose/OTD and *8N6* as drivers

Current Excimer owners – Revisit "Comeback Program" (>250 dermatologists "came back" to recurring revenue model between 2012-2014)

Expanding installed base (location within 10 miles of every patient)

Improving XTRAC market share across all disease indications

OUS MARKETS

Enhance technology offering

Expand geographical reach in certain markets



Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor

STRATA SKIN SCIENCES

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 Transformative Transaction – “Back to the Future”  Based on STRATA 10-k Annual Report; Dec 31, 2017 and quarterly filings* STRATA bought XTRAC business from PhotoMedex in 2015  15  Note the numbers prior to Jan 1, 2018 do not reflect adjustments for the adoption Of ASC 606

 Media Spend to Recurring XTRAC Treatment Revenue: The Opportunity  Based on STRATA and PhotoMedex Investor Presentations* STRATA bought XTRAC business from PhotoMedex in 2015  16

 Financial Metrics  17

 Comebacks – Important path to growing recurring revenue  Existing excimer laser-sites: comeback drives revenue quicker  18

 Changing Dynamic in Healthcare – Clinic Roll-Ups*   Mapped 1,570 PE and private national group roll ups 58 different groups identifiedXTRAC placement penetration 151** – 9.5% - Huge OpportunityAugust 20, 2018 – Company announces “Strategic Agreement with a Large Private Equity Backed Group of Dermatology Clinics”Additional agreements executed since  19  * Company estimates  151  ** Of which 131 are recurring revenue

 Current Clinical Protocol For Optimal Patient Outcomes: 8N6 Protocol      01  Twice a week: Minimum 8 visits in 6 weeks  02  Starting dose of at least 300 mj  03  Increase Dose over Time  04  Patient Returns: At least 8 visits per patient  05  …and management of the database to track results                          20

 Maximizing Dermatologist Partner Clinical Revenue  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor  21

       Optimal Therapeutic Dose (“OTD”) – 510(k) Received August/2018The Path to Optimal Clinical Outcomes and Patient Retention   MECHANISMTip applies 4 simultaneous doses of energy to the patient’s plaque  PURPOSETo minimize number of treatments to clearance  USEDose allows provider to determine blister threshold unique to each patient and each plaque. 510(k) submission Approved            Baseline  After 2 tx      Clinical Studies  22

Recent news

OTD Clinical Study

- **92%** of the included participants responded to treatment by achieving a reduction in mPASI score of 75% or more
- Compared to current average of 16-20 treatments with NB-UVB 308nm devices, OTD treatment produced statistically significant mPASI improvement by the **second** treatment
- It took an average of **four** sessions for patients to reduce mPASI by 50% or more relative to baseline
- Statistical survival models predict mPASI scores to stay below 50% of baseline for **78 days**

S3 **Launch**

- **Smaller, Faster, Smarter**
- **Exclusively** pairs with the OTD Approach
- Allows physicians to **maximize** results efficiently

Aggressive IP strategy

- Vitiligo patent license from Mt Sinai
- XTRAC trademark enforcement

STRATA SKIN SCIENCES

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 Strong Leadership Team  24  Dr. Uri Geiger  Chairman of the Board    Dr. Dolev Rafaeli   Chief Executive Officer    Matthew C. Hill  Chief Financial Officer    Dr. Daniel Siegel  Consultant

 XTRAC used by leading teaching institutions

 Recent Financial Highlights  Q2Q3  26  Total Revenue  $7.5 million  +17% versus Q1 2018  Recurring XTRAC Revenue  $5.2 million  +15% versus Q1 2018  Gross Margin  54%  +5% versus Q1 2018  Dermatology Recurring Procedures Revenue Margin  64%  +7% versus Q1 2018  Total Revenue  $7.9 million  +8% versus Q3 2017  Recurring XTRAC Revenue  $5.6 million  +1% versus Q3 2017  Gross Margin  61%  +6% versus Q3 2017  Dermatology Recurring Procedures Revenue Margin  68%  +6% versus Q3 2017  Cash and Cash Equivalents  $15.9 million  +$1.5 million versus Q2 2018

 Financial Profile Shares and Share Equivalents – Market cap*- $109M  (As of Feb 19, 2019)  * On an as converted basis of the convertible preferred stock** Does not include 2.4M warrants with a weighted average exercise price of $5.22 as of September 30, 2018 of which 1.6M expire in the first 7 months of 2019** Does not include 4.4M options with a weighted average exercise price of $2.06  Common stock outstanding   31.0M   Series C preferred shares*    2.6M       Total**   33.6M  27

STRATA Investment Highlights



Excimer Laser Technology for Dermatology Indications
Psoriasis, Vitiligo, Eczema, Atopic Dermatitis and Leukoderma

Large Market Opportunity
Over 35 Million available patients in the United States alone

Proven Strategy and Unique Business Model
Best in class XTRAC and VTRAC Excimer Laser technologies
Features stable base of recurring revenue
Patient generation to dermatology practices using DTC techniques

Seasoned Management Team – with Deep Domain Knowledge
Dr. Dolev Rafaeli, CEO returns with the Accelmed transaction

STRATA SKIN SCIENCES
28

February 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients and Clinics

 Appendix    30

 XTRAC is to excimer what Xerox is to photocopy          Over 150 peer-reviewed published clinical-studiesMultiple academic institutes in U.S. use XTRAC  Over 2,000 device installed base worldwideOver 1000 dermatology practices in the U.S have XTRAC providing device access to over 3,000 dermatology providers  Over 5 Million treatments performedMore than 500,000 patients treated  Best in class excimer technologyLatest product launched in 2018 with advanced featuresOnly platform with Vitiligo and OTD protocol  1  4  2  3

 Multicenter Psoriasis Study1    Scalp Study3     124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.  All patients improved. 17/35 (49%) of patients cleared>95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion - The excimer laser is a successful approach to treatment of psoriasis of the scalp being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.  Sample studies from 150+ clinical studies  Vitiligo Study2    Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time  Pediatric Study4    4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   1Multicenter Psoriasis Study - Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906 2Vitiligo Study - Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.3543Scalp Study - Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-1834Pediatric Study - Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165Induration Protocol Study - Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764High Dose Protocol Study - Michael Abrouk,1 Ethan Levin,2 Merrick Brodsky,1 Jessica R Gandy,1 Mio Nakamura,2 Tian Hao Zhu,3 Benjamin Farahnik,4 John Koo,2 and Tina Bhutani2 Excimer laser for the treatment of psoriasis: safety, efficacy, and patient acceptability. Published online 2016 Dec 12. doi: 10.2147/PTT.S105047

 Continuous technology investment and business growth  510 (K) FDA Approval            AL-7000                      Ultra  Velocity 400  Velocity 700  Velocity 7 Series   S3  2000  2005  2008  2010  2014  2018  CPT code Approval    DTC platform creation    510 (K) FDA Approval (MMD)*    Full Insurance Reimbursement    2012  *MMD tip is a diagnostic accessory for XTRC used in optimal therapeutic dose (OTD) protocol that helps patients achieve Optimal Clinical Outcomes leading to increased Patient Retention

 Patient Rebate Program  Up to $500 Toward Out-of-Pocket Costs      www.xtrachelps.com

 Practice development program  In Office Patient Education Materials for psoriasis, vitiligo & atopic dermatitis:Patient BrochuresCounter CardsIn Office Branding“Patient-Directed” marketing initiative:Patient Education MailingsOutreach ProgramsEblasts